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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    Form 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) April 3, 2001

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                                GATX Corporation
             (Exact Name of Registrant as Specified in its Charter)


           New York                    1-2328                   36-1124040
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
      of incorporation)                                   identification number)



                             500 West Monroe Street,
                          Chicago, Illinois 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200

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ITEM 5.  OTHER EVENTS.

         On April 2, 2001, GATX Corporation issued the following press release:
                  GATX Corporation (NYSE:GMT) today announced that it completed the sale of GATX Terminals' Calnev Pipeline to Kinder Morgan Energy Partners, L.P. The purchase price for the Calnev Pipeline was $375 million, including approximately $360 million in cash and $15 million in assumed liabilities. This transaction completes the sale of essentially all of GATX Terminals' domestic operations.

         Ronald H. Zech, chairman of GATX Corporation, stated, "We are pleased that the California Public Utilities Commission approved the Calnev sale and that we were able to close the transaction with Kinder Morgan. The sale of GATX Terminals' domestic operations to Kinder Morgan, encompassing Calnev and the previous sale of other domestic operations, was a very successful transaction that generated after-tax cash proceeds for GATX in excess of $700 million.

         "The timing of the GATX Terminals sale has been beneficial for GATX. During the first quarter of 2001, we experienced excellent investment opportunities and we have been putting capital to work in attractive markets. The Terminals' proceeds, and our conservative approach to the use of the proceeds, have enabled GATX to reinvest in our core businesses while also maintaining a strong capital structure."

         Mr. Zech concluded, "The sale of GATX Terminals' domestic operations has been a complex and lengthy process. The successful completion of this sale is a testament to the many employees, both at GATX Corporation and GATX Terminals, who dedicated themselves to completing this transaction. Our focus will now shift to the sale of GATX Terminals' primary remaining operations, the Asian terminals and joint ventures."

COMPANY DESCRIPTION
         GATX Corporation (NYSE: GMT) is a unique finance and leasing company combining asset knowledge and services, structuring expertise, creative partnering and risk capital to serve customers and partners worldwide. GATX Corporation provides leasing and financial services responsive to the specialized needs of a range of businesses. GATX Corporation specializes in railcar and locomotive operating leasing, aircraft operating leasing, information technology leasing, and venture finance for customers in diverse industrial sectors worldwide.

FORWARD LOOKING STATEMENTS
         This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                  GATX CORPORATION
                                         -----------------------------------
                                                    (Registrant)

                                                /s/ Brian A. Kenney
                                         -----------------------------------
                                                  Brian A. Kenney
                                                 Vice President and
                                              Chief Financial Officer
                                             (Duly Authorized Officer)



Date:  April 3, 2001